UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

FTD Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)
Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FTD	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On May 16, 2019, FTD Companies, Inc. (“FTD” or the “Company”) entered into a ninth amendment (the “Amendment”) to its existing credit agreement (as amended, the “Credit Agreement”), among the Company, Interflora British Unit, a company incorporated under the Laws of England & Wales (the “UK Borrower”, and together with the Company, the “Borrowers”), the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders. The Amendment is effective as of May 16, 2019.
The Amendment includes, among other things:

•
a modification to the Credit Agreement whereby the Borrowers’ combined usage under the revolving credit facility portion of the Credit Agreement will be restricted to the following amounts for the following periods:

Period	Amount
May 1, 2019 – May 10, 2019	$170,000,000
May 11, 2019 – May 14, 2019	$165,000,000
May 15, 2019 – May 16, 2019	$80,000,000
May 17, 2019 – May 24, 2019	$80,000,000
May 25, 2019 – June 1, 2019	$85,000,000
June 2, 2019 – June 7, 2019	$130,000,000
June 8, 2019 – June 14, 2019	$135,000,000
June 15, 2019 – June 28, 2019	$150,000,000
June 29, 2019 – July 5, 2019	$155,000,000
July 6, 2019 – Maturity Date	$167,500,000
with all borrowings in excess of $150 million from and after July 6, 2019 subject to the Borrowers’ 13-week cash forecast supporting any borrowing above such level; and

•
a covenant requiring that, without prior written consent of the Required Lenders, none of the Loan Parties or their subsidiaries shall make any payments to employees or officers of any of the Loan Parties pursuant to any key employee incentive program or key employee retention program or other similar arrangement using any Collateral, proceeds of Collateral or proceeds of any Credit Extensions; provided that the foregoing shall not apply to sales incentive programs or commissions earned in the ordinary course of the Loan Parties’ operations, in each case consistent with past practices (capitalized terms not otherwise defined herein are as defined in the Credit Agreement).

Prior to the Amendment, the Credit Agreement was most recently amended by an eighth amendment to credit agreement, dated May 1, 2019, which provided for minor adjustments to the combined usage under the revolving credit facility.
* * * * *

The foregoing is not a complete description of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. In addition, the information set forth in this Item 1.01, including the Amendment, should be read together with the information included in the Company’s other filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.
Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the exploration of strategic alternatives; the strategic and financial evaluation of our business; our corporate restructuring and cost savings plan and other strategies; our future financial performance; our ability to continue as a going concern, repay or refinance indebtedness and invest in initiatives; expectations about future business plans, prospective performance and opportunities; future financial performance; revenues; segment metrics; operating expenses; market trends, including those in the markets in which we compete; liquidity; cash flows and uses of cash; dividends; capital expenditures; depreciation and amortization; impairment charges; tax payments; foreign currency exchange rates; hedging arrangements; our products and services; pricing; marketing plans; competition; settlement of legal matters; and the impact of accounting changes and other pronouncements. Potential factors that could affect such forward-looking statements include, among others, uncertainties associated with being able to identify, evaluate or complete any strategic alternative or strategic transaction; the impact of the announcement of our review of strategic alternatives, as well as any strategic alternative or strategic transaction that may be pursued, on our business, including our financial and operating results and our employees, suppliers and customers; our ability to implement and realize anticipated benefits from our corporate restructuring and cost savings plan and other initiatives; our ability to repay, refinance or restructure our outstanding debt, and the other factors disclosed in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit	Description
10.1	Ninth Amendment to Credit Agreement, dated May 16, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.
Dated:	May 17, 2019	By:	/s/ Steven D. Barnhart
			Name:	Steven D. Barnhart
			Title:	Executive Vice President and Chief Financial Officer